SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          GROW BIZ INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                     [LOGO]



                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 6, 1998

                         ------------------------------



TO THE SHAREHOLDERS OF GROW BIZ INTERNATIONAL, INC.

         Notice is hereby given to the holders of the shares of Common Stock of Grow Biz International, Inc. that the Annual Meeting of Shareholders of the Company will be held at the Company's corporate offices, 4200 Dahlberg Drive, Minneapolis, Minnesota, on Wednesday, May 6, 1998, at 4:00 p.m. Central Daylight Time, to consider and act upon the following matters:

          1.   To set the number of members of the Board of Directors at six.

          2.   To elect six directors to serve for a term of one year.

          3. To approve an amendment to the Company's 1992 Stock Option Plan to increase the number of common shares authorized for issuance thereunder by 300,000 shares.

          4. To ratify the appointment of Arthur Andersen LLP as independent auditors for the current fiscal year.

          5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 9, 1998 will be entitled to vote at the meeting and adjournments of the meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.

                                       By the Order of the Board of Directors


                                       Gaylen L. Knack
                                       SECRETARY
Dated March 18, 1998

                          GROW BIZ INTERNATIONAL, INC.
                               4200 DAHLBERG DRIVE
                        MINNEAPOLIS, MINNESOTA 55422-4837
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 6, 1998

                                 PROXY STATEMENT



                                     GENERAL

         The Annual Meeting of Shareholders of Grow Biz International, Inc. ("Company") will be held on Wednesday, May 6, 1998, at 4:00 p.m., Central Daylight Time, at the Company's corporate offices, 4200 Dahlberg Drive, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

         The enclosed proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Corporate Secretary, or by appearing in person at the meeting. Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in favor of (1) setting the number of members of the Board of Directors at six, (2) the Board of Directors' nominees named in this proxy statement, (3) to approve an amendment to the Company's 1992 Stock Option Plan, and (4) the appointment of Arthur Andersen LLP as independent auditors for the current fiscal year.

         Common Stock, no par value per share ("Common Stock"), of which there were 5,945,841 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on March 9, 1998, will be entitled to vote at the meeting.

         The affirmative vote of the majority of shares present in person, or represented by proxy, at this Annual Meeting of Shareholders is required to set the number of directors, elect each director, approve the amendment to the Company's 1992 Stock Option Plan and to approve Arthur Andersen LLP as independent auditors for the current fiscal year. A quorum is achieved when 51% of the outstanding shares are present in person or by proxy. Shares voted as abstentions on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a "non-vote" proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

         All of the expenses involved in preparing, assembling, and mailing this proxy statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about March 18, 1998.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         At the meeting, the Board of Directors of the Company is to be elected to hold office until the 1999 Annual Meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the number of directors of the Company shall be fixed by the shareholders, subject to increase by the Board of Directors. Currently the authorized size of the Board of Directors is six. The Board recommends that the shareholders set the number of directors at six and elect the nominees named below. Each nominee is currently a director of the Company whose current term expires at the 1998 Annual Meeting.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

                                       PRINCIPAL OCCUPATION AND BUSINESS            DIRECTOR
        NAME AND AGE                    EXPERIENCE FOR PAST FIVE YEARS               SINCE
        ------------                    ------------------------------               -----
K. Jeffrey Dahlberg (1)       Mr. Dahlberg has served as Chairman of the Board        1990
Age:  44                      of Directors of the Company since January 1990.
                              Mr. Dahlberg served as President and Chief
                              Executive Officer of Dahlberg, Inc., a
                              publicly-held manufacturer and distributor of
                              hearing aids and franchisor of hearing aid retail
                              stores, from June 1988 to December 1992 and as a
                              director of Dahlberg, Inc. until July 1993. He has
                              served as Chairman of the Board of Franchise
                              Business Systems, Inc., a franchise consulting
                              firm, since July 1988.

Ronald G. Olson               Mr. Olson has served as President, Chief Executive      1990
Age:  57                      Officer and a Director of the Company since
                              January 1990. Mr. Olson has been President and
                              Chief Executive Officer of Franchise Business
                              Systems, Inc. since July 1988.


Randel S. Carlock (2)         Mr. Carlock has served as a Director of the             1993
Age:  49                      Company since September 1993. He currently serves
                              as a professor at the University of St. Thomas, a
                              position held since 1990 and served as Chairman of
                              the Board of Directors of Audio King, Inc., a
                              Minneapolis consumer electronics company, from
                              March 1990 to June 1997.

Dennis J. Doyle (1)(3)        Mr. Doyle has served as a Director of the Company       1993
Age:  45                      since June 1993. Since 1978, he has served as
                              President and Chief Executive Officer of Welsh
                              Companies, Inc., a real estate development and
                              management firm, Chairman of the Board of Welsh
                              Construction Corp., The Rottlund Company, Inc. and
                              a Director of PM Services.



Bruce C. Sanborn(1)(3)        Mr. Sanborn has served as a Director of the             1993
Age:  45                      Company since June 1993. Since 1990, he has served
                              as Chairman of the Board of Directors of the North
                              Central Life Insurance Company and Financial Life
                              Companies, Inc.

Robert C. Pohlad (2)          Mr. Pohlad has served as a Director of the Company      1993
Age:  43                      since September 1993. Since 1987, he has served as
                              President and a Director of Pohlad Companies, a
                              Minneapolis based holding company active in
                              investments and soft drink manufacturing and
                              distribution. Mr. Pohlad currently serves as a
                              director of Mesaba Holdings, Inc., Delta Beverage
                              Group, Inc. and Airtran Holdings, Inc.

--------------------------
(1)      Member of Executive Committee
(2)      Member of Audit Committee
(3)      Member of Compensation Committee


MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         The Board of Directors of the Company has standing Executive, Audit, and Compensation Committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing Nominating Committee.

         The Executive Committee may exercise all of the powers and authority of the Board of Directors, except as otherwise provided under the Minnesota Business Corporation Act. The Executive Committee was formed in December 1993 and held no meetings during fiscal 1997.

         The Audit Committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. The Audit Committee was formed in July 1993 and held one meeting during fiscal 1997.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers, other key employees and nonemployee directors and the composition and levels of participation in incentive compensation plans. The Compensation Committee administers the Company's 1992 Stock Option Plan including determining the participants, the number of shares subject to option and the terms and conditions of exercise. During fiscal 1997, the Compensation Committee held two meetings.

         During fiscal 1997, the Board of Directors of the Company met six times. All directors attended at least 85% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

DIRECTOR COMPENSATION

         Each nonemployee director of the Company receives $500 for each Board and committee meeting attended. Effective August 23, 1993, Dennis J. Doyle and Bruce C. Sanborn, the only nonemployee directors at the time, were each granted an option to purchase 25,000 common shares at an exercise price of $10.00 per share. Effective September 24, 1993, the Board of Directors adopted the Stock Option Plan for Nonemployee Directors ("Directors Plan") which provides for an automatic grant of an option to purchase 25,000 common shares upon the initial election as a director. Pursuant to this Plan, Randel S. Carlock and Robert C. Pohlad were each granted an option to purchase 25,000 common shares at an exercise price of $15.00 per share. Effective November 21, 1995, the options granted to Messrs. Carlock and Pohlad were cancelled and replacement options to purchase 25,000 common shares each at $10.00 per share, which was above the market price on the effective date, were granted separate from the Directors Plan. All options granted to nonemployee directors become exercisable in increments through 1998, provided that the nonemployee director is still serving as a director, and expire in 1999.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation earned or awarded during each of the last three fiscal years to the Company's Chief Executive Officer and the other four most highly compensated executive officers serving as executive officers at the end of Fiscal 1997 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION($)
                                          ------------------------------------
                                                                                  LONG-TERM
                                                                     OTHER       COMPENSATION
                                FISCAL                               ANNUAL         OPTION         ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR      SALARY      BONUS      COMPENSATION     AWARDS(#)     COMPENSATION($)
---------------------------      ----      ------      -----      ------------     ---------     ---------------
K. Jeffrey Dahlberg              1997     240,000        -             -               -             46,283(1)
  Chairman of the Board          1996     220,000        -             -               -             44,392
                                 1995     220,000        -             -               -             43,053

Ronald G. Olson                  1997     260,000        -             -               -             45,181(1)
  Chief Executive Officer        1996     220,000        -             -               -             43,505
  and President                  1995     220,000        -             -               -             42,721

Ted R. Manley                    1997     126,000      90,750          -             10,000           5,610(2)
  Executive Vice President       1996     115,000        -             -             20,000           4,509
  of Operations                  1995     110,000        -             -             10,000             931

Brad D. Tait(3)                  1997     116,000      87,000          -             10,000           3,391(2)
President Disc Go Round and      1996      80,000        -             -             30,000
It's About Games Division                                                                                 -

Gaylen L. Knack(3)               1997      125,000     50,000          -             10,000           1,058(2)
  Secretary, Vice President      1996      45,000                      -             25,000
  and General Counsel                                                  -               -



-----------------------
(1) Includes premiums paid in 1997 by the Company for term life insurance coverage and the present value of the benefit to the executive of the remainder of the premiums for split dollar life insurance coverage paid by the Company on behalf of the named executive as follows: Mr. Dahlberg - $37,342 and Mr. Olson - $36,240. Also includes 401(k) Company matching contributions and profit sharing as follows: Mr. Dahlberg - $8,941 and Mr. Olson - $8,941.
(2)      Consists of 401(k) Company matching contributions and profit sharing.
(3)      Mr. Knack and Mr. Tait joined the Company in 1996.

OPTIONS GRANTED DURING FISCAL 1997

         The following table provides information relating to options granted to the Named Executive Officers during the Company's 1997 fiscal year:

                                                         INDIVIDUAL GRANTS
                           --------------------------------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                                                                                    ANNUAL RATES OF STOCK
                                         % OF TOTAL                                  PRICE APPRECIATION
                                       OPTIONS GRANTED     EXERCISE                    FOR OPTION TERM
                           OPTIONS     TO EMPLOYEES IN      PRICE     EXPIRATION    ----------------------
NAME                       GRANTED(1)  FISCAL YEAR(#/sh)    ($)(2)        DATE      5%($)(3)     10%($)(3)
-----------------------    ----------  -----------------   --------   ----------    --------     ---------
K. Jeffrey Dahlberg                           0               -            -            -            -
Ronald G. Olson                               0               -            -            -            -
Ted R. Manley               10,000            7%            11.875      8/18/02      32,808       72,498
Brad D. Tait                10,000            7%            12.25        1/1/03      33,844       74,787
Gaylen L. Knack             10,000            7%            12.25        1/1/03      33,844       74,787


--------------------
(1) The number indicated is the number of common shares that can be acquired upon exercise of the option. The Company has not granted any stock appreciation rights. Each option is non-transferable, becomes exercisable in four annual installments of 25% per year commencing on the first anniversary of the date of grant, and provides for forfeiture of any unvested portion upon termination of employment.
(2) Exercise prices are equal to the fair market value at the date of grant.
(3) The assumed 5% and 10% annual rates of appreciation are hypothetical rates selected by the Securities and Exchange Commission and are not intended to, and do not, forecast or assume actual future stock prices.

AGGREGATED OPTION EXERCISES DURING FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information relating to options exercised by the Named Executive Officers during fiscal 1997 and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                           NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                SHARES                       OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS AT
                             ACQUIRED ON       VALUE             YEAR-END(#)            FISCAL YEAR-END($)(1)
NAME                         EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------   -----------    -----------   -------------------------   -------------------------
K. Jeffrey Dahlberg               0              0                   0                           0
Ronald G. Olson                   0              0              61,250/3,750                58,891/1,922
Ted R. Manley                     0              0             22,500/37,500               40,781/77,969
Brad D. Tait                      0              0              5,000/35,000               19,988/90,588
Gaylen L. Knack                   0              0              5,000/30,000               21,563/80,000


----------------------
(1) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year end is greater than the exercise price. The amounts set forth represent the difference between the fair market value of the common shares on December 27, 1997 and the option exercise price multiplied by the number of shares subject to the option.

COMPLIANCE WITH SECTION 16(a)

         Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and persons who own more than ten percent of the Common Stock of the Company to file with the Securities and Exchange Commission ("Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares of the Company. Directors, officers, and greater than ten percent shareholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 27, 1997, all Form 3, Form 4 and Form 5 filing requirements were met, except Form 4s were filed late for Ted R. Manley for the month of August and for K. Jeffrey Dahlberg for the months of February and October and Form 5s for Fiscal 1997 were filed late due to an administrative oversight by Ted R. Manley, Charles V. Kanan, Michael E. Flynn, William L. Shell II, Brad D. Tait, Gaylan L. Knack and David J. Osdoba, Jr.

COMPENSATION COMMITTEE REPORT

         COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of officers, key employees and nonemployee directors of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company including enhanced share value. The Compensation Committee is comprised of two members of the Board of Directors, neither of whom is an employee of the Company.

         EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, comparable compensation programs in the Minneapolis/St. Paul metropolitan area, equity among employees and cost effectiveness. The initial recommendation with respect to compensation of all executive officers was made by the Chief Executive Officer and the Chairman of the Board.

                  Base Pay. Base pay is designed to be competitive, although conservative as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/St. Paul metropolitan area. The executive's actual salary within this competitive framework depends on the individual's performance, responsibilities, experience, leadership and potential future contribution.

                  Annual Incentive Bonus. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 1997, the bonus for certain executives was tied directly to the earnings per share of the Company. The bonus for the other executives was tied to specific performance criteria which were weighted based on the importance of such criteria to the specific job. The Committee believes that it is not in the best interests of the Company to identify the specific earnings measures. Executives were eligible for a bonus of up to 100% of their base pay.

                  Long-Term, Equity-Based Incentive Compensation. The long-term, equity-based compensation program is tied directly to shareholder return. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after four years. Stock options are awarded with an exercise price equal to the fair market value of the Company's common shares on the date of grant. Accordingly, the executive is rewarded only if the shareholders receive the benefit of appreciation in the price of the Common Stock.

                  Because long-term options vest over time, the Company periodically (generally once each year) grants new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Stock Option Committee, but are not entirely determinative of future grants. Each executive's actual grants are based upon the individual's performance, responsibilities, experience, leadership and potential future contribution and any other factors deemed relevant by the Committee.

                  Stock options are designed to align the interests of the Company's executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and the shareholders' investment. In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the executive to remain with the Company.

         ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Compensation Committee reviews the individual performance of the Chief Executive Officer and the Chairman of the Board.

         CHIEF EXECUTIVE OFFICER. The Chief Executive Officer's compensation is established by the Compensation Committee based on a subjective consideration of his performance and the extent to which the Company achieves its strategic and economic goals established at the beginning of the year and his current level of compensation in comparison with the level of compensation paid the chief executive officers of comparable companies in the Minneapolis/St. Paul metropolitan area. The Chief Executive Officer is eligible for an annual incentive bonus tied directly to the earnings of the Company. No bonus was paid for fiscal 1997. The Compensation Committee also considers the Chief Executive Officer's level of compensation as it relates to other executive officers of the Company and to the Company's employees in general.

         LIMITS ON DEDUCTIBLE COMPENSATION PAYABLE TO EXECUTIVE OFFICERS. The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code") limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe it will pay "compensation" within the meaning of
Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

         The foregoing report is submitted by Dennis J. Doyle and Bruce C. Sanborn, the members of the Compensation Committee.

         COMPENSATION COMMITTEE INTERLOCKS. The Compensation Committee of the Board of Directors consists of two nonemployee directors, Dennis J. Doyle and Bruce C. Sanborn. Mr. Sanborn is the Chief Executive Officer of North Central Life Insurance Company and K. Jeffrey Dahlberg, the Company's Chairman serves on the Board of North Central Life Insurance Company.

                             STOCK PERFORMANCE GRAPH

         Shown below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Company's Common Stock as against the cumulative total return of the NASDAQ Total Return Index and the NASDAQ Retail Stock Index. The graph and table assume the investment of $100 on August 25, 1993 in the Company's Common Stock and on July 31, 1993 in the NASDAQ Total Return Index and the NASDAQ Retail Stock Index.

                   COMPARISON OF CUMULATIVE TOTAL RETURN SINCE
                             INITIAL PUBLIC OFFERING





                                 [INSERT TABLE]





                      ----------- --------------- ------------- -------------- ------------- -------------
                          7/93         12/93          12/94         12/95          12/96         12/97
--------------------- ----------- --------------- ------------- -------------- ------------- -------------
Grow Biz                  $100       $118.3333      $70.8667      $64.2000       $58.3333      $80.4167
--------------------- ----------- --------------- ------------- -------------- ------------- -------------
NASDAQ (US)                100        110.4295      107.9456      152.6624       187.7667      230.4150
--------------------- ----------- --------------- ------------- -------------- ------------- -------------
NASDAQ Retail              100        110.8522      100.9939      111.2587       132.6433      156.3119
--------------------- ----------- --------------- ------------- -------------- ------------- -------------



                   PROPOSAL TO APPROVE AMENDMENTS TO THE 1992
                                STOCK OPTION PLAN
                                  (Proposal #3)

         On April 21, 1992, the Board of Directors and shareholders of the Company adopted the 1992 Stock Option Plan (the "Plan"). The Board of Directors amended the Plan to increase the number of shares reserved for issuance under the Plan from 500,000 to 800,000 shares in March 1994, from 800,000 to 1,100,000 shares in March 1996 and from 1,100,000 to 1,400,000 shares in February 1998. The purpose of the Plan is to attract and retain qualified officers and other employees and consultants by furnishing them an incentive. The amendment is subject to approval by the shareholders of the Company at the 1998 Annual Meeting of Shareholders.

         The Plan provides for the grant of incentive stock options and non-qualified stock options to employees of the Company. "Incentive stock options" are options that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified options are options which do not meet the requirements of Section 422. The Plan, as amended, increases the number of shares subject to the Plan to 1,400,000 shares. As of December 27, 1997, an aggregate of 284,438 shares had been issued under the Plan, 698,862 shares were subject to outstanding stock options and 116,700 shares were available for grant. As of December 27, 1997, the Company had approximately 69 employees eligible to participate in the Plan. The closing price of the common shares, as reported by the NASDAQ National Market System for March 12, 1998, was $12-15/16.

         The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options, to determine the number of shares subject to each option and to prescribe the particular form and conditions of each option granted. The Plan requires that the option price of incentive stock options granted under the Plan shall be not less than 100% of the fair market value of the Company's Common Stock as of the date the option is granted and that the terms of an incentive stock option may not exceed ten years. The exercise price of any incentive stock option granted to an employee who owns common shares representing more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant must be equal to at least 110% of the fair market value on the date of grant. The Plan provides that non-qualified stock options shall have an option price not less than 100% of the fair market value of the Company's Common Stock on the date of grant unless otherwise determined by the Committee. All options granted under the Plan are nontransferable and are subject to various other conditions and restrictions. Shares subject to cancelled options are available for options granted in the future under the Plan.

         Incentive stock options may be granted pursuant to the Plan through August 20, 2002, ten years from the effective date of the Plan. Non-qualified stock options may be granted pursuant to the Plan until the Plan is discontinued or terminated by the Board of Directors.

         Under the Code there is no taxable income to an employee when an Incentive Stock Option is granted or when it is exercised. The excess, however, of the fair market value of the underlying shares on the date of exercise over the option exercise price will be an item of tax preference and, accordingly, must be taken into account in determining whether an employee is subject to the alternative minimum tax for the year of exercise. If the employee does not dispose of the shares within the later of two years from the date of option grant or one year from the date of exercise, any gain realized upon the disposition will be taxable as capital gain. However, if the employee does not satisfy the applicable holding periods, the excess of the fair market value of the shares on the date of exercise over the option exercise price (but not exceeding the amount by which the sale price of the shares exceeds the option exercise price) will be taxable as ordinary income for the year in which the shares are sold. Upon the exercise of a non-qualified stock option, the excess of the fair market value of the underlying shares on the date of exercise over the option exercise price for such shares will be taxable to the optionee as ordinary income. The Company will be entitled to a corresponding tax deduction for any amounts which are taxable to an optionee as ordinary income.

         In the event of an increase or decrease in the number of common shares resulting from a subdivision or consolidation of shares or the payment of a share dividend or any other increase or decrease in the number of common shares effected without receipt of consideration by the Company, the number of common shares covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board to reflect such change.

         In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board shall, in its sole discretion, provide for one or more of the following: (i) the acceleration of the exercisability of any or all outstanding options; (ii) the complete termination of the Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionee reasonable notice) and provide the Optionees holding such options the right to exercise their options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation.

         The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided however, that no action of the Board of Directors or of the Committee may (i) materially increase the number of shares subject to the Plan; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which the options may be granted; or (iv) materially increase the benefits accruing to Optionees under the Plan unless such revision or amendment is approved by the shareholders of the Company.

         Approval of the amendment requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and voting on the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN.


                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal #4)

         Based on the recommendation of the Audit Committee, the Board of Directors has voted to retain Arthur Andersen LLP to serve as independent auditors for the Company for fiscal year 1998 and is submitting its appointment of such firm to the shareholders for ratification. Arthur Andersen LLP has served as the Company's independent auditors since 1992. If the appointment is not ratified, the Board of Directors will reconsider its selection. Representatives of Arthur Andersen LLP will be present at the meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THIS APPOINTMENT.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each Named Executive Officer, (iii) each director of the Company and (iv) all directors and executive officers as a group. All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted. The number of shares listed is as of January 31, 1998 unless otherwise noted.

                                      NUMBER OF SHARES            PERCENT OF
                                     BENEFICIALLY OWNED       OUTSTANDING SHARES
                                     ------------------       ------------------

K. Jeffrey Dahlberg
4200 Dahlberg Drive
Golden Valley, MN 55422                2,282,225(1)                 38.3%

Ronald G. Olson
4200 Dahlberg Drive
Golden Valley, MN 55422                1,359,105(2)(3)              22.6%

Sheldon T. Fleck                         707,000(4)                 11.9%
1400 International Centre
900 Second Avenue South
Minneapolis, MN 55402

Ted R. Manley                             28,047(3)                  0.5%
Brad D. Tait                              12,500(3)                  0.2%
Gaylen L. Knack                            6,250(3)                  0.1%
Dennis J. Doyle                           35,000(3)                  0.6%
Bruce C. Sanborn                          30,100(3)(5)               0.5%
Randel S. Carlock                         20,000(3)                  0.3%
Robert C. Pohlad                          20,000(3)                  0.3%

All directors
and executive officers
as a group (13 persons)                3,896,099(3)                 62.7%

-----------------------
(1)      Includes 279,250 shares held in trust for minor children.
(2) Includes 17,900 shares held by Mr. Olson's adult children and 111,600 shares held in trust for these children and 1,500 shares held by Mr. Olson's wife. Mr. Olson disclaims beneficial ownership of these shares.
(3) Includes the following shares which may be acquired within 60 days through the exercise of stock options: Mr. Olson - 61,250; Mr. Manley - 27,500; Mr. Tait - 12,500, Mr. Knack - 6,250, Mr. Doyle - 20,000, Mr.
         Sandborn - 15,000, Mr. Carlock - 20,000; Mr. Pohlad - 20,000, and all directors and executive officers as a group - 261,000.
(4) Includes 80,000 shares held by Mr. Fleck's wife. Mr. Fleck disclaims beneficial ownership of these shares.
(5) Includes 100 shares held by Mr. Sanborn's son. Mr. Sanborn disclaims beneficial ownership of these shares.

                              CERTAIN TRANSACTIONS

         During 1997, three Play It Again Sports franchises, a Once Upon A Child franchise and a Computer Renaissance franchise, owned by relatives of K. Jeffrey Dahlberg, paid $62,144 in royalties to the Company and purchased $187,850 of merchandise through the Company's buying group. In 1996, the Company sold a company-owned Computer Renaissance store to a relative of K. Jeffrey Dahlberg for $254,277. During 1997, the Company received principal payments of $6,480 and interest of $5,988 on a $254,277 note receivable related to the sale of the store. In May 1997, the relative opened a second Computer Renaissance store. The Company received a $20,000 franchise fee related to the second store opening and royalties of $31,335 from the two stores during the year. The Company purchased the assets of these two Computer Renaissance stores for total consideration of $451,700. The purchase price of the assets of the two Computer Renaissance stores was based upon fair market value as negotiated between the Company and such third party.

         The Company leases from PIAS Holdings, a general partnership owned by
K. Jeffrey Dahlberg and Ronald G. Olson, certain real property which houses a corporate owned retail store located at 3505 Hennepin Avenue, Minneapolis, Minnesota. Pursuant to this lease, the Company is obligated to make lease payments of $5,500 per month through September 2000. During fiscal 1997, the Company made payments of $66,000 under this lease.

                              SHAREHOLDER PROPOSALS

         The Company will consider any shareholder proposals for inclusion in the proxy materials for the 1999 Annual Meeting of Shareholders if such proposals are received by the Company no later than November 16, 1998. Proposals must also comply with all applicable statutes and regulations.

                                 ANNUAL REPORTS

         The Company's 1997 Annual Shareholder Report, including financial statements, is being mailed with this proxy statement to shareholders entitled to notice of the Annual Meeting. THE COMPANY WILL FURNISH WITHOUT CHARGE TO SHAREHOLDERS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: CORPORATE SECRETARY, GROW BIZ INTERNATIONAL, INC., 4200 DAHLBERG DRIVE, MINNEAPOLIS, MINNESOTA 55422-4837.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be presented at the meeting. In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

                                       By Order of the Board of Directors


                                       Gaylen L. Knack
                                       SECRETARY

                                      PROXY
                          GROW BIZ INTERNATIONAL, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS --
                                   MAY 6, 1998

     The undersigned shareholder(s) of Grow Biz International, Inc. (the "Company") hereby appoints K. Jeffrey Dahlberg, Ronald G. Olson and Gaylen L. Knack and each of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, as designated below, in the name and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 6, 1998, at 4:00 p.m., Central Daylight Time, at the Company's corporate offices, 4200 Dahlberg Drive, Minneapolis, Minnesota, and at all adjournments thereof, all of the common shares of the Company which the undersigned would be entitled to vote if personally present, with the powers the undersigned would possess if personally present:

    I. Approving setting the number of members of the Board of Directors at six;

                         [ ] GRANT    [ ] WITHHOLD

   II. Authority to vote for the election of K. Jeffrey Dahlberg, Ronald G. Olson, Randel S. Carlock, Dennis J. Doyle, Robert C. Pohlad and Bruce C. Sanborn. You may withhold authority to vote for a nominee by lining through his name;

                         [ ] GRANT    [ ] WITHHOLD

  III. Approving an amendment to the Company's 1992 Stock Option Plan to increase the number of common shares authorized for issuance thereunder by 300,000 shares;

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

   IV. Ratifying the appointment of Arthur Andersen LLP as independent auditors for the current fiscal year;

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

    V. In their discretion, upon such other business as may properly come before the meeting, all as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 18, 1998, receipt of which is hereby acknowledged.

    ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICES ARE SPECIFIED, THE SHARES WILL BE VOTED FOR THE DIRECTORS AS SET FORTH IN THE PROXY STATEMENT, FOR AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN AND FOR ALL OTHER IDENTIFIED MATTERS.

    A majority of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.


                                         Dated:___________________________, 1998
                                                  (Please insert date)


                                         _______________________________________
                                                      (Signature)


                                         _______________________________________
                                                (Joint Owner's Signature)


                                        [Signature(s) should agree with
                                        stenciled name(s).] When signing as
                                        attorney, guardian, executor,
                                        administrator or trustee, please give
                                        title. If the signer is a corporation,
                                        please give the full corporate name and
                                        sign by a duly authorized officer,
                                        showing the officer's title. EACH joint
                                        owner is requested to sign.

                 PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY.
                      YOUR COOPERATION WILL BE APPRECIATED.

                                                                        APPENDIX

                   PLAY IT AGAIN SPORTS FRANCHISE CORPORATION

                             1992 STOCK OPTION PLAN



                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

                  (a) The "Company" shall mean Play it Again Sports Franchise Corporation, a Minnesota corporation.

                  (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                  (c) "Common Stock" shall mean the Common Stock of the Company, subject to adjustment as described in Section 12.

                  (d) The "Plan" shall mean the Play It Again Sports Franchise Corporation 1992 Stock Option Plan, as amended hereafter from time to time, including the forms of Option Agreements as they may be modified by the Board from time to time.

                  (e) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is the officer, employee, advisor or consultant of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

                  (f) "Committee" shall mean a Committee composed of not fewer than the minimum number of persons required by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, who may be appointed by, and serve at the pleasure of the Board and shall have such powers and authority as are granted to it by the Board, including, without limitation, the authority to grant stock options hereunder. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect. Effective as of September 1, 1992, except to the extent an earlier effective date applies under the phase-in rules of new Rule 16b-3, a "disinterested" person under Rule 16b-3 means a person who, among other things, has not at any time within one year prior to appointment to the Committee been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or its affiliates, except to the extent such participation does not disqualify such director from being a disinterested person under Rule 16b-3.

                  (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers (including directors who are also officers), employees and consultants upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422A of the Internal Revenue Code, and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.

                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price, terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the

Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS

         The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those officers (including directors who are also officers), employees, consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board, or the Committee if so empowered by the Board, shall also designate those employees of the Company or of any Subsidiary to whom incentive stock options shall be granted.

         The Board, or the Committee if so empowered by the Board, may grant additional incentive stock options or nonqualified stock options to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.

                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Five Hundred Thousand (500,000) shares of Common Stock shall be reserved and available for options under the Plan; provided, however, the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the date the Plan is adopted by the Board of Directors and until the Plan is discontinued or terminated by the Board.

                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check or Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement") . The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board) and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board, or the Committee if so empowered by the Board, grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent. or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices on the date the option is granted or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to all such options. The Board, or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                  (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any incentive stock option be exercisable during a term of more than ten
         (10) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in
         Section 422A of the Internal Revenue Code or to conform to any change therein.

                  (d) Holding Period. The sale or other disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code if no disposition of such shares is made by the Optionee within two (2) years from the date of the granting of the option under which the shares were acquired nor within one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board), and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board of Directors, or the Committee if so empowered by the Board, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under
         Section 9(a) herein.

                  (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Withholding. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under
         Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                  (d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.

                                   SECTION 11.

                               TRANSFER OF OPTION

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

                                   SECTION 12.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                          CONSOLIDATION OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors shall, in its sole discretion, in connection with the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of any or all outstanding options; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of the Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to an Optionee, the Board, or the Committee if so empowered by the Board, may require the Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 12 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12).

                                   SECTION 15.

                              AMENDMENT OF THE PLAN

         The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of "Incentive Stock Options" as defined in
Section 422A of the Internal Revenue Code.

                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ or as a director for any period.

                                 AMENDMENT NO. 1
                                     TO THE
                          GROW BIZ INTERNATIONAL, INC.
                             1992 STOCK OPTION PLAN


The following resolution was adopted by the Board of Directors of Grow Biz International, Inc. effective February 25, 1994:

Increase in Number of Shares Reserved Under 1992 Stock Option Plan

WHEREAS, the directors believe that it is in the best interests of the Corporation to increase the number of shares reserved for issuance under the 1992 Stock Option Plan ("1992 Plan:)

         RESOLVED, that the number of shares reserved for issuance under the 1992 Plan shall be increased from 500,000 to 800,000 shares of the Corporation's Common Stock, such increase in the number of shares reserved for issuance shall be submitted for approval by the shareholders at the next meeting of the shareholders of the Corporation.

         RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized and directed to take or cause the Corporation's transfer agent to take such action as they may deem necessary or advisable to accomplish the foregoing, and, subject to the approval of the shareholders, all such actions as heretofore may have been taken by the officers and directors for such purposes are hereby ratified and confirmed.

                                 AMENDMENT NO. 2
                                     TO THE
                          GROW BIZ INTERNATIONAL, INC.
                             1992 STOCK OPTION PLAN


The following resolution was adopted by the Board of Directors of Grow Biz International, Inc. effective March 14, 1996.

Increase in Number of Shares Reserved Under 1992 Stock Option Plan

WHEREAS, the directors believe that it is in the best interests of the Corporation to increase the number of shares reserved for issuance under the 1992 Stock Option Plan ("1992 Plan");

         RESOLVED, that the number of shares reserved for issuance under the 1992 Plan shall be increased from 800,000 to 1,100,000 shares of the Corporation's Common Stock, such increase in the number of shares reserved for issuance shall be submitted for approval by the shareholders at the next meeting of the shareholders of the Corporation.

         RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized and directed to take or cause the Corporation's transfer agent to take such action as they may deem necessary or advisable to accomplish the foregoing, and, subject to the approval of the shareholders, all such actions as heretofore may have been taken by the officers and directors for such purposes are hereby ratified and confirmed.

                                 AMENDMENT NO. 3
                                     TO THE
                          GROW BIZ INTERNATIONAL, INC.
                             1992 STOCK OPTION PLAN


The following resolution was adopted by the Board of Directors of Grow Biz International, Inc. effective February 18, 1998.

Increase in Number of Shares Reserved Under 1992 Stock Option Plan

         RESOLVED, that the number of shares reserved for issuance under the 1992 Stock Option Plan ("1992 Plan") shall be increased from 1,100,000 to 1,400,000 shares of the Corporation's Common Stock, such increase in the number of shares reserved for issuance shall be submitted for approval by the shareholders at the next meeting of the shareholders of the Corporation.

         RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized and directed to take or cause the Corporation's transfer agent to take such action as they may deem necessary or advisable to accomplish the foregoing, and, subject to the approval of the shareholders, all such actions as heretofore may have been taken by the officers and directors for such purposes are hereby ratified and confirmed.